UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2014

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1351 S. Sunset Street, Longmont, CO 80501
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 845-3200
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On May 8, 2014, we announced earnings for the first quarter ended March 31, 2014 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2014, at our 2014 Annual Meeting of Stockholders, or our Annual Meeting, our stockholders approved our 2014 Employee Stock Purchase Plan, or 2014 ESPP, under which the maximum number of shares of common stock reserved for issuance pursuant to stock awards will consist of 4,000,000 shares.  The 2014 ESPP had been previously approved, subject to stockholder approval, by our Board of Directors.
Also on May 5, 2014, at our Annual Meeting, our stockholders approved an amendment to our 2009 Equity Incentive Plan, as amended, or 2009 EIP, which, among other things, increases the shares of our common stock authorized and available for future issuance under our 2009 EIP by 7,000,000 shares, as further described in the 2009 EIP. The amendment to the 2009 EIP had been previously approved, subject to stockholder approval, by our Board of Directors. The amendment to the 2009 EIP became effective immediately upon stockholder approval at the Annual Meeting.
A summary of the material terms of the 2014 ESPP and the amendment to our 2009 EIP are each set forth in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 19, 2014. Those summaries and the foregoing description are respectively qualified in their entirety by reference to the text of the 2009 EIP, which is filed as Appendix A to our definitive proxy and incorporated herein by reference, and the text of the amendment to the 2014 ESPP, which is filed as Appendix B to our definitive proxy, which are each incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The matters voted upon at the Annual Meeting and the results of the votes were as follows:
(a) The nominees named below were elected to serve as members of the Board of Directors of Dot Hill Systems Corp. (the "Company") until the 2017 Annual Meeting of stockholders and until their successors are duly elected and qualified, and the voting results were as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Dana W. Kammersgard	27,948,005	676,904	25,076,649
Richard Mejia, Jr.	24,964,719	3,660,190	25,076,649
(b) Proposal to approve an amendment to the 2009 EIP to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the 2009 EIP by 7,000,000 shares. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Votes
20,640,999	7,835,050	148,860	25,076,649

(c) Proposal to approve the 2014 ESPP, with 4,000,000 shares of common stock reserved for issuance under the 2014 ESPP. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Votes
27,274,958	1,202,673	147,278	25,076,649
(d) Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 19, 2014. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Votes
27,048,574	964,205	612,130	25,076,649
(e) The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014 was ratified, and the voting results were as follows:

Final Voting Results
For	Against	Abstain
50,177,931	1,523,434	2,000,193

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Dot Hill Systems Corp. dated May 8, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

By:	/s/ Hanif I. Jamal
Hanif I. Jamal
Senior Vice President, Chief Financial Officer and Secretary
Date: May 8, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Dot Hill Systems Corp. dated May 8, 2014.